MATTHEW 25 FUND, INC.
                                 605 Cloverly Avenue
                                Jenkintown, PA 19046
                                     215-884-4458
                                     888-M25-FUND





























                                MATTHEW 25 FUND, INC.
                                 605 Cloverly Avenue
                                Jenkintown, PA 19046
                                     215-884-4458
                                     888-M25-FUND



Dear Shareholders of Matthew 25 Fund, Inc.,

     Thank you for being a part of the Matthew 25 Fund and for allowing it to grow to its current level. On July 15, 1999, our Fund reached $25 million in assets. This is an important benchmark because it qualifies our Fund to be listed in the Mutual Fund Section of the daily newspapers. In addition, our Fund's symbol for quotes on the internet will be MXXVX and should be available within a few weeks.
     For new and old shareholders alike, there are a few principals I wish to state. First, I appreciate and want the responsibility you give me to make the investment decisions for your Fund. One way that I try to show my faith in this duty is by placing nearly all my family's assets along with yours. The only money we don't have in our Fund is our checking account and a 401K at Boenning & Scattergood. The Mulholland's currently own 108,116.86 shares of Matthew 25 Fund and any money left after bills get paid goes directly into our Fund each month. As part of this responsibility, please be assured that every investment decision made for our Fund will balance two questions; "How much can we make, and How much can we lose?" This balance may keep us from some more aggressive stocks, however, when I find an investment that I confidently feel offers high upside potential with low downside risk, then we will own a high percentage of that security in our Fund. In other words, our selections may be conservative but our ownership will be aggressive.
     Aristotle once said "...theory is general knowledge...experience is knowledge of particulars...," so let us get to the particulars. Our Fund was up 6.3% for the first six months of 1999. The following list will show the perform-ance of each of the stocks held in our Fund and then I will provide an outlook on several holdings.

        Security                     Six Months Price Change
      _____________                 ________________________

        Advanta                          + 37.6%
        Franklin Resources               + 34.4%
        Berkshire Hathaway  A            -  1.6%
        Berkshire Hathaway  B            -  4.7%
        Commonwealth                     + 15.3%
        Disney                           +  2.7%
        Freddie Mac                      - 10.0%
        Harris Fin'l                     - 18.1%
        Home Depot                       +  5.3%
        Intel                            +  0.3%
        Lindsay Mfg.                     + 18.6%
        MBIA                             -  1.2%
        Nike                             + 56.2%
        Niagara Mohawk                   -  0.4%
        Polaris                          + 11.0%
        AT&T                             + 16.4%
        Tokio M&F Insur.                 -  7.1%
        MCI Worldcom                     + 19.9%
        Willow Grove Bancorp             -  4.2%
        Wrigley's                        +  0.9%

     The only stock that I have short-term concerns for is Harris Financial. This is because the value of some comparable savings banks, such as Willow Grove Bancorp are more under valued than Harris. However, Harris Financial will become a better value as soon as it issues its remining shares, which are currently held in a Mutual Holding Corp., to its depositors.
     The stocks that offer the best potential in the next 12 to 24 months are:
Intel, Freddie Mac, Advanta, Polaris, and Niagara Mohawk. These businesses are either in the midst of earnings growth and/or valuation change. Other stocks which have the potential for high returns at any time in the next couple years, but need to show a better trend in their earnings, intrinsic values or stock prices are: Berkshire Hathaway, Commonwealth, Disney, Franklin Resources, MBIA, AT&T, and Tokio Marine. The three stocks which I feel are great but values but may take three years or longer to achieve their full appreciation are: Lindsay Mfg., Willow Grove Bancorp and Harris Financial. Nike, Home Depot, and MCI Worldcom are more fully priced than your other investments; I have reduced our holdings in each.
     There is a time to sow and a time to reap. I believe that it is still a time to sow and that we should reap more appreciation from our portfolio. If your finances allow you, then please continue to purchase more shares of the MATTHEW 25 FUND. Thank you!

                                        Mark Mulholland
                                        President














                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.





















                               MATTHEW 25 FUND,INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999

ASSETS
 Investments in securities at value (cost $17,634,087)            $ 24,264,237
 Cash                                                                  273,692
 Receivable for dividends                                               21,265
                                                                     ___________
       TOTAL ASSETS                                                $ 24,559,194

LIABILITIES                                                              44,188


COMMITMENTS & CONTINGENCIES                                               _
                                                                     ___________
NET ASSETS: (Equivalent to $11.157 per share based on
 2,197,305 shares of capital stock 100,000,000 shares
 authorized, $0.1 par value)                                       $ 24,515,006

                                                                    ============
COMPOSITION OF NET ASSETS
 Shares of common stock                                            $     21,973
 Paid-in capital                                                     17,498,998
 Net unrealized appreciation of investments                           6,630,150
 Retained Earnings                                                      363,885
                                                                     ___________

NET ASSETS, JUNE 30, 1999                                          $ 24,515,006
                                                                    ============
                               MATTHEW 25 FUND, INC.
                            STATEMENT OF OPERATIONS
                               Six Months Ended
                                June 30, 1999

 INVESTMENT INCOME
 Dividends                                                           $ 95,003
 Interest                                                               5,276
 Short-Term Gains                                                      69,621
                                                                     ________
     TOTAL INVESTMENT INCOME                                          169,900

EXPENSES
 Investment Advisory Fee                                              110,989
 Other Expenses                                                        30,594
                                                                   ____________
   TOTAL EXPENSES                                                     141,583
                                                                   ____________
   INVESTMENT INCOME, NET                                              28,317
                                                                   ____________
NET REALIZED LONG-TERM GAIN ON SECURITY TRANSACTIONS                  335,568
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                1,061,521
                                                                   ____________
NET GAIN ON INVESTMENTS                                             1,397,089
                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $1,425,406
                                                                   ============
                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                             MATTHEW 25 FUND, INC.
                       SCHEDULE OF INVESTMENTS IN SECURITIES
                       FOR THE SIX MONTHS ENDED JUNE 30, 1999

                               Number of Shares  Historical Cost        Value
                               ________________  _______________   ____________

COMMON STOCKS, 98.80%
Banks & finance, 17.00%
  Advanta Corporation               64,000     $   1,044,375        $1,156,000
  Commonwealth Bancorp, Inc.        60,000           833,029         1,076,250
  Harris Financial                  98,000         1,217,893         1,053,500
  Willow Grove Bancorp, Inc.*       90,000           924,728           888,750
                                                 _______________    ____________
                                                   4,020,025         4,174,500
Communications, 11.47%
 MCI WorldCom, Inc.                 12,000           332,342         1,032,000
 AT&T                               32,000           774,896         1,786,000
                                                 _______________    ____________
                                                   1,107,238         2,818,000
Entertainment, 5.08%
 Walt Disney Co.                    40,500         1,119,802         1,247,906
                                                 _______________    ____________
                                                   1,119,802         1,247,906
Foreign Insurance, 2.92%
 Tokio Marine & Fire
  Insurance Co.                     12,850          673,898           716,388
                                                 _______________    ____________
                                                    673,898           716,388
Insurance, 5.27%
 MBIA, Inc.                         20,000        1,135,898         1,295,000
                                                 _______________    ____________
                                                  1,135,898         1,295,000
Manufacturing, 18.71%
 Intel Corp.                        33,500        1,529,979         1,991,156
 Lindsay Manufacturing Co.          27,000          409,634           474,187
 NIKE, Inc., Class B                19,300          888,563         1,223,137
 Polaris Industries, Inc.           20,000          657,179           870,000
 Wm. Wrigley Jr. Co., Class B          400           20,580            35,675
                                                 ______________    _____________
                                                  3,505,935         4,594,155
Mortgage securities, 14.88%
 Freddie Mac                        63,000        2,077,792         3,654,000
                                                ______________     _____________
                                                  2,077,792         3,654,000
Mutual fund investment advisor, 7.11%
 Franklin Resources, Inc.           43,000        1,455,139         1,746,875
                                                ______________     _____________
                                                  1,455,139         1,746,875
Miscellaneous, 5.30%
 Berkshire Hathaway*                    14         697,754            964,600
 Berkshire Hathaway, Class B*          150         257,352            336,000
                                               ______________      _____________
                                                   955,106          1,300,600




                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                             MATTHEW 25 FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                      FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                 Number of Shares  Historical Cost      Value
                                 ________________  _______________  ____________
Retail, 3.15%
 Home Depot, Inc.                   12,000              203,255         773,250
                                                   _______________  ____________
                                                        203,255         773,250
                                                   _______________  ____________

Utilities, 7.91%
 Niagara Mohawk Power Corp.        121,000           1,379,999        1,943,563
                                                   _______________  ____________
TOTAL COMMON STOCK                                 $ 1,379,999      $ 1,943,563


                                                   ______________   ____________

TOTAL SECURITIES                                  $ 17,634,087    $  24,264,237
                                                   ==============   ============

* Non-income producing security



                               MATTHEW 25 FUND, INC.
                        STATEMENT OF CHANGES IN NET ASSETS
                      SIX MONTHS ENDED JUNE 30,1999 and 1998

                                              1999                  1998
                                       __________________    __________________


INCREASE IN NET ASSETS FROM OPERATIONS
 Investment (loss) income, net         $       28,317        $       (39,335)
 Net realized gain on securities
  transactions                                335,568                456,729
 Net change in unrealized appreciation
  on investments                            1,061,521              3,477,313
                                       __________________    __________________
NET INCREASE IN SALES RESULTING
FROM OPERATIONS                             1,425,406              3,894,707

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income, net                             0                      0
 Net realized gain on investments                   0               (417,394)
 Capital share transactions                 1,761,880              7,270,981
                                       __________________    ___________________
    NET INCREASE IN NET ASSETS              3,187,286             10,748,294

NET ASSETS, BEGINNING OF YEAR              21,327,720             10,579,426
                                       __________________    ___________________

NET ASSETS, END OF YEAR                $   24,515,006       $     21,327,720
                                       ==================    ===================

                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       NATURE OF OPERATIONS
       Matthew 25 Fund, Inc.("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund had no operations prior to the commencement of operations, other than matters relating to its organization and registration as an open-end, non-diversified manage-ment investment company under the Investment Company Act of 1940 and its share under the Security Act of 1933. The following is a summary of sig-nificant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

       SECURITY VALUATIONS
       The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

       FEDERAL INCOME TAXES
       The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       DISTRIBUTION TO SHAREHOLDERS
       The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains,if any, at year end.

       ORGANIZATIONAL COSTS
       Organizational costs were borne by the Fund's Investment Adviser.

       REGISTRATION FEES
       Initial registration fees were borne by the Fund's Investment Adviser.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses dur-ing the reporting period. Actual results could differ from those estimates.




                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                               MATTHEW 25 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

 The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

 The management fee for the first six months of 1999, as computed pursuant to the investment advisory agreement, totaled $113,267. The amount paid to The Matthew 25 Management Corp. has agreed to was $110,989. as of June 30, 1999.

 Mr. Mark Mulholland is the sole owner, director and officer of Matthew 25 Management Corporation and is also the president of the Fund.

 In addition, Mr. Mulholland is a broker at Boenning and Scattergood, Inc. During the six months ending June 30, 1999, the Fund paid brokerage commission of $7,520 to Boenning & Scattergood, Inc. of which Mr. Mulholland received compensation totaling $3,551. Boenning & Scattergood, Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

NOTE 3 INVESTMENTS

 For the six months ending June 30,1999, purchases and sales of investment securities other than short-term investments aggregated $3,542,611 and
 $1,207,305,  respectively.   At   June   30,  1999,  the  gross  unrealized
 appreciation for all  securities  totaled  $6,666,128  and the gross unrealized
 depreciation  for  all  securities  totaled   $35,978   or  a  net  unrealized
 appreciation of $6,630,150. The aggregate cost of securities for federal income tax purposes at June 30, 1999 was $17,634,087.

NOTE 4 CAPITAL SHARE TRANSACTIONS

 As of June 30, 1999,there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $17,520,971.
 Transactions in capital stock were as follows for the six months ended June 30,
 1999 and 1998:                      1999                           1998
                             _______________________     _____________________
                               Shares       Amount         Shares     Amount
                             __________   __________     __________ ___________
Shares sold                    226,726    $2,425,583       818,300  $7,505,090
Shares issued in reinvestment
 of dividends                        0             0        39,322     413,745
Shares redeemed                (61,995)     (663,703)      (69,823)   (674,854)
                             __________   __________     __________ ___________
Net Increase                   164,731    $1,761,880       787,799  $7,270,981
                             ==========   ==========     ========== ===========


                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                              MATTHEW 25 FUND, INC.
           FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
             For a Share Outstanding throughout each Period Ended:
                         June 30,1999 1998 and 1997

                                                                        For the
                                                                        Period
                      June 30                    December 31           10/16/95
                    ______________________________________________     through
                        1999         1998        1997        1996       12/31/95
                      _________   ________     _________   _________   _________
Net asset value,      $ 10.49     $ 8.50       $ 6.11      $ 5.16      $ 5.00
 beginning of period

Income from
 investment operations

 Net investment income  0.01       (0.02)        0.01        0.01       (0.01)
      (loss)

 Net gains on
  securities both
  realized and
  unrealized             0.66       2.22         2.41        0.95        0.17
                       ________   _______       _________   _________   ________
Total from investment   11.16      10.70         8.53        6.12        5.16
 operations

Less, distributions

 Net investment
  income                    0      (0.02)       (0.01)      (0.01)

 Net realized gains
  on investments            0      (0.19)       (0.02)
                       _______   ________      _______      ______     _______
Net Asset value,
 end of period        $ 11.16    $ 10.49       $ 8.50      $ 6.11      $ 5.16
                      ========    =======      =======     =======     =======
Total return            12.66%*    25.93%       39.65%      18.63%      17.43%*


*Annualized















                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.
                               MATTHEW 25 FUND INC.
                               PERFORMANCE SUMMARY

     The graph below represents the changes in value for a $10,000.00 investment in the Matthew 25 Fund from its inception, October 16,1995, to years ending December 31st for 1995, 1996, 1997, 1998 and six months ending June 30th for 1999. These changes are then compared to a $10,000.00 investment in the Value Line Index, which is an index comprising of 1,617 stocks, for the same period.



             Incept.  Year Ended  Year Ended  Year Ended  Year Ended  6 Mos. End
             10/16/95   12/31/95    12/31/96    12/31/97    12/31/98    6/30/99
 M25 FUND   $10,000     $10,320  $12,247.58  $17,103.14  $21,537.72   $22,901.06
 Value Line $10,000     $10,287  $12,321.77  $15,827.31  $16,748.46   $18.907.33
   _____________________________________________________________________________

                               Matthew 25 Fund, Inc.

        22,910 -     .          .          .          .          .      (*)
               -                                                (*)
        21,619 -     .          .          .          .          .       .
               -
    V   20,328 -     .          .          .          .          .       .
               -
    a   19,037 -     .          .          .          .          .      [*]
               -
    l   17,746 -     .          .          .         (*)         .       .
               -                                                [*]
    u   16,455 -     .          .          .         [*]         .       .
               -
    e   15,164 -     .          .          .          .          .       .
               -
        13,873 -     .          .          .          .          .       .
               -
        12,582 -     .          .         [*]         .          .       .
               -
        11,291 -     .          .          .          .          .       .
               -               [*]
        10,000 -    [*]
               _________________________________________________________________
                 10/16/95   12/31/95   12/31/96   12/31/97   12/31/98  6/30/99

                                      Category

               (*)Matthew 25 Fund      [*]Value Line Index
   _____________________________________________________________________________

              76 days     1 year     1 year     1 year     6 Mos.   Average
              12/31/95    12/31/96   12/31/97   12/31/98  6/30/99  Annual Rate
              ________    ________   ________   ________  _______  ___________
M25 Fund       3.60%       18.63%     39.65%     25.93%    6.33%     25.39%
Value Line     2.87%       19.78%     28.45%      5.82%   12.89%     18.83%

                       THIS IS AN UNAUDITED STATEMENT.
   The accompanying notes are an integral part of these financial statements.